UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2003

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

     Registrant’s telephone number, including area code:               (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 5, 6, 8, 10, AND 11.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
SLIDE PRESENTATION

ITEMS 1 THROUGH 5, 6, 8, 10, AND 11. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following Exhibits are furnished as part of this report:

99.1	Press release dated August 28, 2003 announcing the Company’s participation in an investor conference on September 9, 2003 sponsored by Lehman Brothers. The release contains information related to accessing a live webcast of the presentation.

99.2	Slide presentation that the Company will deliver to investors at the Lehman Brothers Financial Services Conference on September 9, 2003 in New York City. The slide presentation will be made available to interested investors and analysts, during the quarter ending September 30, 2003. The material includes, among other things, a review of financial results and trends through the period ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     Astoria Financial Corporation has updated its written investor presentation material which is included herein in Exhibit 99.2. Astoria Financial Corporation intends to present this information to investors at the Lehman Brothers 2003 Financial Services Conference on September 9, 2003 in New York City. The information will also be made available to analysts and investors, including investor groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending September 30, 2003. The conference presentation, along with any follow-up questions and answers, will be webcast simultaneously and will be available on the company’s website, www.astoriafederal.com, through September 26, 2003.

     The presentation material provides certain information which may be considered non-GAAP financial information. These items may include tangible stockholders’ equity, book value and tangible book value and related calculations.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Astoria Financial Corporation has updated its written investor presentation material which is included herein in Exhibit 99.2. Astoria Financial Corporation intends to present this information to investors at the Lehman Brothers 2003 Financial Services Conference on September 9, 2003 in New York City. The information will also be made available to analysts and investors, including investor

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groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending September 30, 2003. The conference presentation, along with any follow-up questions and answers, will be webcast simultaneously and will be available on the company’s website, www.astoriafederal.com, through September 26, 2003.

     The presentation material provides certain information which may be considered non-GAAP financial information. These items may include tangible stockholders’ equity, book value and tangible book value and related calculations.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
/S/ Peter J. Cunningham

Peter J. Cunningham First Vice President and Director of Investor Relations
Dated: September 9, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 28, 2003 announcing the Company’s participation in an investor conference on September 9, 2003 sponsored by Lehman Brothers. The release contains information related to accessing a live webcast of the presentation.
99.2	Slide presentation that the Company will deliver to investors at the Lehman Brothers Financial Services Conference on September 9, 2003 in New York City. The slide presentation will be made available to interested investors and analysts, during the quarter ending September 30, 2003. The material includes, among other things, a review of financial results and trends through the period ended June 30, 2003.

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